Exhibit 99.1 Corporate Presentation (NASDAQ: DCTH) September 2022

Forward-looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the timing and results of the Company’s clinical trials, including without limitation the mOM and ICC clinical trial programs, as well as the receipt of additional data and the performance of additional analyses with respect to the mOM clinical trial, our determination whether to continue the ICC clinical trial program or to focus on other alternative indications, and timely monitoring and treatment of patients in the global Phase 3 mOM clinical trial and the impact of the COVID-19 pandemic on the completion of our clinical trials; the impact of the presentations at major medical conferences and future clinical results consistent with the data presented; approval of Individual Funding Requests for reimbursement of the CHEMOSAT procedure; the impact, if any, of ZE reimbursement on potential CHEMOSAT product use and sales in Germany; clinical adoption, use and resulting sales, if any, for the CHEMOSAT system to deliver and filter melphalan in Europe including the key markets of Germany and the UK; the Company’s ability to successfully commercialize the HEPZATO KIT/CHEMOSAT system and the potential of the HEPZATO KIT/CHEMOSAT system as a treatment for patients with primary and metastatic disease in the liver; our ability to obtain reimbursement for the CHEMOSAT system in various markets; approval of the current or future HEPZATO KIT/CHEMOSAT system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the U.S. and/or in foreign markets; actions by the FDA or foreign regulatory agencies; the Company’s ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same; uncertainties relating to the timing and results of research and development projects; and uncertainties regarding the Company’s ability to obtain financial and other resources for any research, development, clinical trials and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made. 1

Executive Summary Delcath aims to be the leader in targeted, safe and highly-effective minimally-invasive treatments for patients with cancers of the liver. UNMET NEED PERCUTANEOUS HEPATIC COMPANY & LARGE MARKET LIVER CANCER PERFUSION (PHP) CLINICAL PROGRAM OPPORTUNITY Incidence US/EU PHP drug-device platform FOCUS pivotal trial Near-term (mOM) • >200K primary and • Delivers high dose • Metastatic Ocular • >$300M TAM in US metastatic liver tumors chemotherapy to the Melanoma (mOM) and EU 1-14 • Primary endpoint met* per year entire liver • Unsurpassed 1 year • Limits systemic exposure • NDA submission 4Q ‘22 survival data Current local/regional • Minimally invasive, Real World Evidence treatments repeatable and well- Longer Term (CRC, ICC, • Cannot treat the whole tolerated • >1k commercial Pancreatic, etc.) liver treatments in EU • >>$1B TAM • Targeted to visible and US: HEPZATO KIT • Multiple single center • Investigator interest in publications accessible tumors EU: CHEMOSAT more than 10 other • Limited in their ability to tumor types retreat PO POTENTIAL FD TENTIAL FDA A AP APP PR RO OV VAL: AL: Q2 2023 Q2 2023 2

Liver-Dominant Cancers High incidence with poor prognosis US Incidence Incidence Incidence US Incidence of of of L Lof iver iver LL iver iver D Dominant ominant DD ominant ominant Cancers Cancers Cancers Cancers* (partial (partial (partial (partial s set shown) et shown) set shown) set shown) Up to Many patients with liver metastases are 50,000 DELCATH DELCATH O OPPO PPORT RTUN UNIIT TY Y+ + not amenable to surgical resection 80% 15 largely due to extensive tumor burden 40,000 30,000 Liver: Common Site of Metastases 20,000 Limited Effective Systemic Treatments » Systemic therapies - low efficacy » Immuno-oncology agents - become less effective in 10,000 the presence of metastases 0 Limited Overall Survival – mOM ICC mBC mNET mPC mCRC HCC Unresectable Liver Cancer » Often the life-limiting organ 1,2 3,4 7‐10 *Metastatic Ocular Melanoma (mOM) , Cholangiocarcinoma (ICC) , Liver‐dominant Breast Cancer (mBC) , Metastatic Neuroendocrine 3 6,7 7,13 11,12 15 Tumors (mNET) Metastatic Pancreatic Cancer (mPC) , Metastatic Colorectal Cancer (mCRC) , Hepatocellular carcinoma (HCC) U. U.S S. . I In nc ci id de en nc ce e

Limitations of Current Liver-Directed Therapies 17 16 Trans Arterial Chemo Embolization (TACE) Y90 » Beads obstruct blood flow to tumor and elute chemo » Radioactive beads delivered into the tumor » 50-60k treatments per year in US (and growing) » 10-15k treatments per year in US (and growing) Effective, but tumors Diffuse disease: Many tumors are not recur & retreatment imageable – cannot be treated limited due to micro-metastases with a tumor-by- damaged vasculature tumor modality are common 4 Majority of Treatment

Isolated Hepatic Perfusion (IHP) The pathway to developing Percutaneous Hepatic Perfusion 15 HISTORY OF IHP Benefits st Dr. Robert Ausman publishes 1 description » Temporarily isolates liver 1961 of IHP technique blood supply » Delivers substantially higher Stehlin demonstrates effects of Melphalan in 1975 regional perfusion concentrations of chemotherapy (Melphalan) with limited toxicity Isolated liver perfusion in advanced metastases of 1984 colorectal cancers studied. Limitations Phase I-II study of Isolated Hepatic Perfusion using Melphalan for patients with 1990s metastatic Ocular Melanoma. » High treatment related National Cancer Institute conducts trial mortality (>5%) 1998 establishing IHP, using melphalan as a viable treatment option. » Not repeatable and few patients are eligible IHP documented efficacy across multiple 2000s tumor types including mOM, CRC, and NET 5

IHP Results in mOM Provided Rationale for PHP in mOM and Provides Rationale for CRC and Other Tumor Types 18-22 IHP/mOM ORR 23-29 IHP/CRC ORR 80% 80% 70% 68% 70% 61% 60% 62% 62% 59% 60% 60% 50% 50% 47% 50% 41% 40% 40% 29% 30% 20% 20% 10% 0% 0% n=105 n=71 n=29 n=99 n=120 n=24 n=25* n=30* n=34 n=17 n=27 n=22 Category 1 Category 1 IHP Studies in other disease states • Primary HCC and ICC utilizing IHP (melphalan +/- TNF alpha). ORR = 67% (N=13) with a median 30 actuarial survival of 16.3 months. • Unresectable GEP-NET utilizing IHP (melphalan +/- TNF alpha). ORR = 50% (N=13) with a median 31 actuarial survival of 48 months. *Hepatic arterial infusion used adjunctively. 6 ORR % ORR %

HEPZATO™ Kit: Percutaneous Hepatic Perfusion (PHP) Repeatable, safe & effective liver-focused disease control Next-Generation, Minimally-Invasive Liver-Directed Treatment Percutaneous Hepatic Perfusion (PHP) with Melphalan Hydrochloride The only minimally invasive cancer treatment that isolates the liver from systemic circulation, allowing for repeated delivery of high-dose chemo to the entire liver while limiting systemic side effects. ~2-3 hr. cath-lab based procedure 7

Three Steps. Targeted Treatment. Novel, whole-organ treatment that provides targeted, high-dose liver chemo while minimizing systemic exposure. ISOLATION SATURATION FILTRATION Hepatic venous flow is isolated, Melphalan (chemo) treats micro Proprietary filters remove greater 33 enabling 12x increased dose and macro lesions simultaneously than 85% of chemo from the body 8

History of HEPZATO Kit Development 2009 Randomized Phase III Study Completed 2013 FDA Issues a Complete Response Letter 2021 Enrollment for FOCUS Trial Completed Q2/Q3 2023 Commercial Launch HEPZATO Kit 2006 Randomized Phase III Study Begins 2012 Gen 2 Filter CHEMOSAT Granted CE Mark 2016 EU Commercialization Clinical Trial for Patients with Hepatic-Dominant 2022 Ocular Melanoma (FOCUS) Potential FDA Submission Q4 ‘22 / Approval Q2 2023 9

mOM: Beachhead Market Opportunity No FDA-approved treatment, no current standard of care Unmet Need Low Risk Opportunity » FOCUS pivotal trial has met primary endpoints to » ~6,000 cases of ocular melanoma per year in 37 12,34 support approval in mOM the US/EU 2,35 » Significantly improved safety profile over Gen 1 » 50% metastasize, 90% to the liver filter technology 36 » Median survival up to 12 months. » Real world safety and efficacy demonstrated in EU Favorable Commercial Economics High Barrier to Entry » EXCLUSIVE: Granted orphan indication » Most commonly used systemic treatments status allows for extended exclusivity (immuno-oncological agents) cost $250K - $1M annually » HEPZATO is a combination drug device regulated by CDER – no ANDA pathway » 20 US treatment centers = ~80% patients » Melphalan granted orphan indication 10

Competitive Landscape for mOM Minimally Invasive – Liver Directed Infusion – Systemic Mono/Combo 17 16 29* HEPZATO™ TACE Y90/SIRT Tebentafusp 38 IO High Efficacy 25 36.3%** <21% <17% 5.5% Up to 9% ORR % OS at 12 months 77%*** - - - 73%**** (% surviving) Repeatable (>3x) X ü X /ü üü Preserves QoL X üü üü Q1 2023 Melanoma FDA Approved for mOM XX ü Applicable to most mOM X üü ü ü patients *HLA A+ patient indication only ** Treated Population 29‐Apr‐2022 data cut ***Post hoc analysis Treated Population, BAC OS 59%, HR 0.48 , 95% CI 0.22, 1.08, p‐value = 0.075 based on 1-Jun-2022 data cut ****Control OS 59%, HR 0.51, 95% CI 0.37, 0.71, p‐value <0.001

* First Phase 3 RCT Results Response Rates Hepatic Progression Free Survival Overall Progression Free Survival (ITT population) (IRC Assessment) (INV Assessment) Proportion of patients surviving Proportion of patients surviving 1.0 3.8 1.0 PHP 5.4 mo PHP PHP BAC P- mo 0.8 Cohort Best alternative care 0.8 Best alternative care (N=44) (N=49) Value 0.6 0.6 36.4% 2.0% <0.001 hOR 5.4 1.6 P<.0001 P<.0001 7.0 0.4 1.6 0.4 ORR 27.3% 4.1% =0.003 0.2 0.2 0.0 0.0 0 5 10 15 20 25 30 35 40 45 50 55 05 1 1 2 2 3 0 5 0 5 0 Months Months Hazard Ratio (95% CI) = 0.39 Hazard Ratio (95% CI) = 0.42 Crossover design confounded overall survival analysis – most subjects in BAC arm [57.1%] crossed over to PHP arm *Mix of mOM and metastatic melanoma with >90% patients diagnosed with mOM ‐ NDA 201848 Clinical Study Report dated 15 August 2012. 12

Safety Issues and Resulting Improvements Safety Issue Improvement Hematological toxicities led to 3 patient deaths Gen 2 Filter introduced in 2013 Gen 1 Gen 2 28 33 Adverse Event Adverse Event % Improvement Hughes 2016 Karydis 2018 Gen 1 à 2 G3/4 G3/4 %n %n Anemia 62.9% 44 Anemia 29.4% 15 53% ¯ Neutropenia 85.7% 60 Neutropenia 31.3% 16 64% ¯ Thrombocytopenia 80.0% 56 Thrombocytopenia 31.3% 16 61% ¯ Inappropriate patient selection and • Protocol amendments were put in place for procedural issues led to 1 patient patient selection death and other AE’s • Training improved • ~90% liver involvement causing tumor lysis syndrome FDA required these issues be addressed prior to the start of the FOCUS trial 13

• Multinational, multicenter, single-arm trial • Efficacy Endpoints: FOCUS Trial » Primary: Objective Response Rate (ORR) compared to meta-analysis of IO therapy » Secondary: Duration of Response (DOR), Disease Control Rate (DCR), Overall nd Survival (OS), Progression Free Survival (PFS) 2 Registration Clinical Trial for Patients with • 102 subjects enrolled, 91 completed treatments at 23 centers in the US and EU mOM • HEPZATO Tx every 6-8 weeks up to a maximum of 6 cycles • Initially a RCT against Best Alternative Care (BAC) » Subsequently modified with FDA agreement to single-arm trial 14 » FDA will view the comparisons with the 32 patient BAC arm as supportive exploratory analyses 14

2020 –’21 Initial Approvals Using ORR in Single-Arm Oncology Trials Two trials n=22 / 38 Single trial n=71 Single trial n=95 Single trial n=105 Single trial n=108 Single trial n=114 Single trial n=97 Danyelza (naxitamab- Gavreto (pralsetinib) Monjuvi (tafasitamab-cxix) Tazverik (tazemetostat) Zepzelca (lurbinectedin) Tabrecta (capmatinib) Trodelvy (sacituzumab) gqgk) Accelerated Accelerated Accelerated Accelerated Accelerated Accelerated Accelerated rd Relapsed or refractory Metastatic RET NSCLC Relapsed or refractory large Lymphoma positive for Metastatic SMLC 2nd Line mNSCLC with mutation 3 Line Metastatic triple- neuroblastoma B-cell lymphoma EXH2 mutation MET exon 14 skipping negative BC ORR naïve = 70% ORR = 39% ORR = 35% ORR = 33.3% ORR Study 1 = 45% ORR mutant = 69% ORR naive = 68% ORR Study 2 = 34% ORR exp. = 57% ORR wild-type = 34% ORR exp. = 41% Single trial n=107 Single trial n=31 Single trial n=101 Single trial N=43 Single trial n=209 Single trial n=50 Single trial n=114 Koselugo (selumetinib) Ayvakit (avapritinib) Pemazyre (pemigatinib) Fyarro Tivdak Exkivity (mobocertinib) Jemperli (dostarlimab-gxly) (sirolimus) (tisotumab vedotin-tftv) Accelerated Standard Accelerated Standard Accelerated Accelerated Accelerated nd Neurofibromatosis Type 1 mGIST with PDGFRA exon Previously treated ICC with Malignant perivascular 2 Line cervical cancer mNSCLC with EGF exon 20 MMRD recurrent or advanced nd 18 mutation FGFR2 fusion epithelioid cell tumor insertion mutations solid tumors – 2 line ORR = 66% ORR = 84% ORR = 36% ORR = 39% ORR = 24% ORR = 28% ORR = 41.6% Single trial n=124 Single trial n=81 Single trial n=71 Single trial n=112 Single trial n=152 Single trial n=61 for RCC* Single trial n=108 Welireg(belzutifan) Truseltiq (infigratinib) Lumakras (sotorasib) Rybrevant (amivantamab-Jemperli(dostarlimab‐gxly) Libtayo (cemiplimab-rwlc) Tepmetko (tepotinib) vmjw) Standard Accelerated Accelerated Accelerated Accelerated Accelerated Accelerated nd von Hippel-Lindau disease 2 Line ICC with a FGF 2 KRAS G12C mutated mNSCLC with EGFR exon MMRD endometrial cancer, Metastatic BCC mNSCLC w/ met exon 14 nd +RCC, blastomas, or NET fusion mNSCLC 20 insertion mutations 2 Line. ORR meta. = 21% ORR naïve = 43% ORR = 49% ORR = 23% ORR = 36% ORR = 40% ORR = 42.3% ORR adv. = 29% ORR exp. = 43%

Focus Trial Success Criteria - Informed By FDA Interactions Critical Single Arm Efficacy End Points* Overall Risk Benefit Assessment • “Clinically Meaningful” ORR** • Significantly improved safety relative to first pivotal trial » Trial powered to show an advantage over immuno- oncology (IO) agents • Positive trends in exploratory BAC comparisons » Upper bound at 95% Confidence Interval needed to (ORR, DOR, DCR, PFS and OS) exceed 8.3% Best Alternative Enrolled Treated • “Clinically Meaningful” DOR*** Care (BAC) Arm N=42 N=32 » >6 months 10 Dacarbazine 71 Ipilimumab 86 Pembrolizumab TACE 26 25 * Per FDA and SAP ORR is the primary endpoint and per FDA primary analysis population will be treated patient population (SAP defined ITT as primary analysis population) ** FDA did not object to using a meta-analysis of checkpoint inhibitors “to provide support for a clinically meaningful ORR” (476 patients from 16 publications, 95% Confidence Interval for ORR of 3.6% - 8.3%) *** FDA specified that DOR would be the critical secondary endpoint and requested that patients be followed for at least 6 months to assess durability of response 16

FOCUS Trial Analysis: Prespecified Endpoint Met* ORR Advantage Coupled With Meaningful Duration of Response DOR in the Treated Population ORR and DCR in the Treated Population L Lo ow we er r bound 22.55% bound 22.55% far ex far exceeds ceeds 8.3% upper 8.3% upper bound pr bound presp espe ecified cified thr thre esh shold** old** 26.44% >> 8.3% pr 26.44% >> 8.3% prespecified especified thr thre esho sholld** d** 14 Month 14 Month Duration Duration of R of Re espo spon nse se Exploratory comparison v Exploratory comparison ve ersu rsus s BA BAC suppor C support tiv ive e 7 Com 7 Comp plete lete R Re esponses sponses * 29‐Apr‐2022 data cut, data continues to mature and patients will be followed at least through May, 2023 * * Meta-analysis of checkpoint inhibitors (476 patients,16 publications) calculated a 95% Confidence Interval for ORR of 3.6% -8.3%” PRELIMINARY DATA - SUBJECT TO CHANGE 17

Progression Free Survival Pre-Specified Exploratory Analyses* Kaplan Meier Curves in Treated Populations* Exploratory comparison v Exploratory comparison ve ersu rsus s BA BAC suppor C supportiv tive e * 29‐Apr‐2022 data cut, data continues to mature and patients will be followed at least through May, 2023 18

Overall Survival Pre-Specified Exploratory Analyses* Kaplan Meier Curves in Treated Populations* Exploratory comparison v Exploratory comparison ve ersu rsus s BA BAC suppor C support tiv ive e ** 29‐Apr‐2022 data cut, data continues to mature and patients will be followed at least through May, 2023 19

Best Percent Change in Target Lesion Tumor Burden PHP Patients (n=91) BAC Patients (n=32) CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; NE, not evaluable. * Best Overall Response (BOR) is based on status of target, nontarget and new lesions, so a 30% or 100% reduction in target lesion tumor burden does not necessarily indicate BOR of PR or CR. ** Not evaluable target lesions are represented with a 0% change from baseline. 20

Hematological Toxicities - Comparison with Previous Trials* 28 Focus Trial Hughes 2016 Grade 3 or higher Adverse Events (n=91) (n=70) Anemia 27 (29.7%) 44 (62.9%) Thrombocytopenia 24 (26.4%) 56 (80.0%) Neutropenia 18 (19.8%) 60 (85.7%) Hema Hemat to ological logical AE AE’ ’s s consist consiste ent nt with with E Eu ur ro opean experience pean experience * Data cut 29‐Apr‐2022 21

FOCUS Trial – Safety Comparison with Previous Trials* FOCUS Trial Pooled Analysis of Category (N=91) Prior Studies (N=121) Patients who Withdrew due to an AE or 20 (22%) 46 (38%) SAE Patients who Required a Dose 12 (13.2%) 27 (22.3%) Reduction 4.1 2.8 Average Number of Cycles Impr Impro ov vement ement in in t to olerabilit lerability led y led t to o a a lar larg ger er number number of of tr trea eatments tments * Data cut on 29‐Apr‐2022 22

mOM Beachhead Market Strategy BEACHHEAD MARKET | mOM LIVER DISEASE SIGNIFICANT REVENUE OPPORTUNITY: • Oncologists* believe ~80% of mOM patients would be HEPZATO candidates - ~800 patients US TAM • Considered a significant advancement >$250M • Payer & hospital finance stakeholders suggest pricing expectations in the per year range of IO agents ~$250k $1M per yr. • Tebentafusp is priced at an estimated ~$400K to $1M per patient** and st generated $20M in US revenue if the 1 full quarter post launch • May be positioned as a first-line treatment due to limited efficacy of available therapies. *Source: Boston Health Associates primary research n=13 physicians, ** $400K consensus estimates from Immunocore’s covering analysts assuming treatment until progression, $1M annualized cost assuming treatment through progression 23

Experienced Interventional Oncology Leadership • Kevin Muir-VP Commercial • Formerly Head of Sales for US Therasphere Y90 (BTG/Boston Scientific) • Led sales revenue growth from $60M to $220M • Built sales team to focus on all members of the MDT • Michael Ujhelyi - US Medical Director • Formerly Head of Medical Affairs US Therasphere (BTG/Boston Scientific) • Built Medical Science Liaison Team • Responsible for Clinical Trial recruitment and IISs and IITs 24

Specialized, Targeted Sales Team Leveraging EAP and Longitudinal Data EAP (FDA Approved) • Provide immediate access to patients • First Commercial Sites • Train new medical teams to use Hepzato after launch Regional Based Sales Team • Experienced, Oncology focused • Upon launch, placed in key geographies • Supplement with Clinical Support Specialist Leverage Longitudinal Data • Partnered with data provider to access patient level longitudinal data with 3-week refresh First Planned EAP sites • Accurately map and quantify surveillance, referral and treatment patterns at the patient and MD level Potential Hepzato Treatment Sites

PHP Is Part of Current NCCN Guidelines for mOM Regional Isolation Perfusion Methods include isolated hepatic infusion (IHP), percutaneous hepatic perfusion (PHP), HAI, and embolization techniques. PHP is a simpler, less invasive alternative to IHP that can be repeated. It uses a double‐balloon catheter inserted into the inferior vena cava to isolate hepatic venous blood that is then filtered extracorporeally. 26

IO Combination Therapy Likely – Ongoing CHOPIN Trial Safety and efficacy of combined melphalan percutaneous hepatic perfusion (M-PHP) and ipilimumab plus nivolumab (IPI+NIVO) in metastasized uveal melanoma (mUM): First results of the phase Ib part of the CHOPIN trial. Abstract Number: 9560 (2022 ASCO) Thaïs M.L. Tong Leiden University Medical Center, Department of Medical Oncology/Radiology, Leiden, Netherlands Results: 7 pts were included (4 male, median age 63.6 years (range 50-74)). Both cohorts were tolerated with no dose-limiting toxicities or deaths. Grade III/IV adverse events (AE) were observed in 2/3 pts in cohort 1 and in 3/4 pts in cohort 2 consisting of SIRS, febrile neutropenia, cholecystitis, neutropenia, thrombopenia, leukopenia, increased transaminases and fever. Grade I/II immune-related AEs occurred in all pts (myositis, hypothyroidism, hepatitis and dermatitis). BOR was 1 complete response, 5 partial responses and 1 stable disease accounting for an objective response rate (ORR) of 85.7%. At a median FU time of 20.2 months, 4 pts have an ongoing response. Currently the median PFS is 22.4 months, and all pts are still alive. Conclusions: Combining M-PHP with IPI+NIVO is safe at a dosing of IPI 1 mg/kg and NIVO 3 mg/kg and very promising ORR, PFS and OS have been observed. The randomized phase II part comparing M-PHP versus M-PHP+IPI+NIVO is currently recruiting. Clinical trial information: NCT04283890. 27

Reimbursement HEPZATO will be billed as a drug with a J-Code • Medicare Patients • Majority of patients will be outpatient (2 midnight rule) with the drug directly covered by Medicare • For patients which become inpatient patients split billing (inpatient / outpatient) allows the drug to still be directly billed (e.g., not paid under a DRG) • Private Payer Patients • Private Payers for rare disease generally follow Medicare guidelines and we expect these patients to be treated as outpatients • Prior-Authorization of patients might be needed, we are planning to contract out a hub service • Centers of Excellence (PPS exempt and NCI designated Cancer Centers) have the leverage to negotiate favorable rates and reimbursement terms (our target sites are all either PPS exempt or NCI Cancer Centers) 28

EU – Broad Reimbursement Pending Focus Trial Data, But Strong Interest Across Multiple Indications » CE Marked - available in ~23 centers in 4 countries » Delcath resumed direct sales on 3/1/22 CHEMOSAT Used In 13 Tumor Types ~70%: Metastatic Ocular Melanoma (mOM) » NICE (UK) upgraded status from Other Types Treated: “Research” to “Special Status” • Intrahepatic Cholangiocarcinoma (ICC) » German reimbursement based on annual • Hepatocellular Carcinoma (HCC) hospital special request (“ZE” process) • Metastatic Colorectal Cancer (mCRC) • Metastatic Breast (mBreast) • Pancreatic » Strong interest to fuel additional indications • Metastatic Neuroendocrine Tumors (mNET) driven by HCP’s • Metastatic Cutaneous Melanoma (mCM) » 1,343 commercial Chemosat kits shipped to the EU » Queensbury facility has been inspected 21 times by the Notified Bodies LRQA and BSI, Health Authorities FDA and ANVISA 29

Market Expansion: Liver Disease BEACHHEAD MARKET | mOM LIVER DISEASE Limited, but 50,000 High Unmet Possible Areas for Further PHP Need Development* IHP Efficacy Well 28 Documented 40,000 Limited, but High Unmet US TAM Need 30,000 ~10 EU 27 Cases >$1B 20,000 Phase 2 Data Per Year Extensive EU 26 Experience 10,000 FOCUS Trial 0 mOM ICC mBC mNET mPC mCRC HCC 1,2 3,4 7‐10 *Metastatic Ocular Melanoma (mOM) , Cholangiocarcinoma (ICC) , Liver‐dominant Breast Cancer (mBC) , Metastatic Neuroendocrine 30 6,7 7,13 11,12 15 Tumors (mNET) Metastatic Pancreatic Cancer (mPC) , Metastatic Colorectal Cancer (mCRC) , Hepatocellular carcinoma (HCC) U.S. Incidence

Clinical Rationale for Broad Development Effort “Broad-spectrum” alkylating • Promising ORR and DCR signals seen across agent given at 12X normal multiple tumor types in Europe and in earlier systemic doses studies with IHP • When the liver is the life limiting organ, systemic chemotherapy can be paused and HEPZATO Liver mets are often life added to prolong survival limiting and reduce I/O efficacy • Early data supports that combination with I/O agents is safe and effective • For patients at high risk of liver mets based on PHP treats the entire liver and tumor characteristics or ctDNA, adjuvant is not dependent on tumor therapy is logical location 31

FOCUS Study – Upcoming News Flow 4Q-2022 2Q 2023 1H 2023 Launch Potential Approval NDA Submission 6 Month PDUFA for Initiate Multiple NDA Resubmission Trials in 2023 32

Capital Structure and Share Information – July 28, 2022 DCTH (NASDAQ) Share Listing - Current 1 10.58M Shares Outstanding Does not include $15M venture 2 $19.4M Cash and Cash Equivalents debt transaction closed on 8/6. 3 3.61M Warrants Outstanding 2.2M Stock Options Granted 4 $6.1M 2022 Q2 Cash Burn (YTD) 5 Debt $17.6M 6 52 week Low – High $3.62 - $11.72 7 24,763 30d Average Daily Volume 1 As of July 20, 2022; includes 8.6M of Common plus 1.1M, Preferred E & E-1 & 0.9M Pre-funded Warrants as converted 2 $5m proceeds from July 20 private placement added to June 30, 2022 cash balance; (10-Q filing on August 9, 2022) includes $4.2M of restricted cash 3 As of June 30, 2022; Warrants at a $10 exercise price 4 Q2 Net cash used in operating activities 5 Includes $5.0M of notes convertible at $11.98 per common share equivalent, 6 Used NASDAQ price information starting on July 28, 2021- July 27, 2022 7 30-day average calculated between June 14, 2022- July 27, 2022 33

Multi-Disciplinary, Experienced Leadership Team GERARD MICHEL JOHN PURPURA Chief Executive Officer Chief Operating Officer » Past VP and Exec Director roles of Reg. » 30+ yrs. pharma/medtech experience Affairs for Bracco Diagnostics » C-suite roles at Vericel Corp, Biodel, & NPS » Held senior roles Sanofi-Aventis, Bolar » M.S. Microbiology, B.S. Biology & Geology Pharma, Luitpold Pharma & Eon Labs from the Univ. of Rochester School of » M.S. Mgmnt. & Policy and B.S. BOARD OF DIRECTORS Medicine Chemistry and Biology at the State » M.B.A. Simon School of Business & Dr. Roger G. Stoll, Ph.D. Chairman University of NY at Stony Brook Leadership John R. Sylvester Director Elizabeth Czerepak Director Steven Salamon Director KEVIN MUIR JOHNNY JOHN, MD Dr. Gil Aharon, Ph.D. Director VP, Commercial Operations SVP Clinical Development & Medical Affairs Gerard Michel CEO » 20+ yrs. of medtech/bioTx sales & » 15+ yrs. experience in oncology drug marketing experience. development and clinical trials » Held senior leadership roles at BTG, » 11 years of personal clinical practice ClearFlow, Aragon Surgical, Kensey Nash » Received M.D. from Mangalore Corporation, and Kyphon. University, India; post-grad training at » Field Artillery officer in the U.S. Army the University of IL » B.S. in Management Systems Engineering at the U.S. Military Academy at West Point 34

Delcath: A Unique Opportunity Novel platform in interventional oncology Multiple near-term catalysts (Final data and NDA filing, new indications) Safety and efficacy supported by multiple trials and commercial usage Initial orphan indication allows for targeted marketing effort and rapid uptake Platform has potential utility in multiple indications 35

THANK YOU 36 36

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